UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2003

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 640-1775

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

The Registrant hereby incorporates by reference the press release dated July 9, 2003, attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibits

99.1	Press release issued July 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ ANTHONY KOBLISH
Antony Koblish Chief Executive Officer

Dated: July 10, 2003

2